UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Genesis Healthcare, Inc., a Delaware corporation (the “Company”), was held on June 5, 2019.  At the Annual Meeting, the Company’s stockholders voted on three proposals, as described below. Each of the proposals was described in detail in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 26, 2019.    At the close of business on April 8, 2019 (the record date for voting at the Annual Meeting), there were 161,881,667 shares of the Company’s stock outstanding and entitled to vote  (104,516,818 shares of the Company’s Class A common stock, 744,396 shares of the Company’s Class B common stock and 56,620,453 shares of the Company’s Class C common).  The vote totals noted below are final voting results.

Proposal 1

The Company’s stockholders elected two Class II directors, with each to serve a three-year term expiring at the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. There were no abstentions for Proposal 1.

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert Hartman	87,549,036	18,899,644	33,245,970
James V. McKeon	103,062,462	3,386,218	33,245,970

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,269,443	452,252	726,985	33,245,970

Proposal 3

The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as follows:

Votes For	Votes Against	Abstentions
139,121,587	476,108	96,955

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2019	GENESIS HEALTHCARE, INC.
By: /s/ Michael S. Sherman
Michael S. Sherman Senior Vice President, General Counsel, Secretary and Assistant Treasurer